Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS SERIES

(each a “Trust”)

Supplement

Notwithstanding anything to the contrary in the Registration Statement for each Trust, commencing May 1, 2024, Invesco Capital Markets, Inc, which serves as the Sponsor of each Trust, will assume the role of Evaluator and will be responsible for the determination of the values of the Securities held in each Trust and the price per Unit of each Trust. Prior to May 1, 2024, the Bank of New York Mellon was responsible for such determinations.

Supplement Dated: April 30, 2024